                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-07729

                         Hansberger Institutional Series
               (Exact name of registrant as specified in charter)

                           515 East Las Olas Boulevard
                                   Suite 1300
                         Fort Lauderdale, Florida 33301
               (Address of principal executive offices) (Zip code)

                          J. Christopher Jackson, Esq.
                           515 East Las Olas Boulevard
                                   Suite 1300
                         Fort Lauderdale, Florida 33301
                     (Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (954) 522-5150

Date of fiscal year end: December 31

Date of reporting period: January 1, 2003 to December 31, 2003

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

[LOGO]
--------------------------------------------------------------------------------
                                  HANSBERGER
--------------------------------------------------------------------------------
                                 INSTITUTIONAL
                                    SERIES
--------------------------------------------------------------------------------
ANNUAL REPORT

December 31, 2003

International Value Fund

Emerging Markets Fund

International Growth Fund

                            LETTER TO SHAREHOLDERS

Hansberger Institutional Series
International Value Fund
Emerging Markets Fund
International Growth Fund

February 18, 2004

Dear Fellow Shareholder:

   As 2003 began, the world was confronted with armed conflict in Iraq and the spread of a newly discovered virus, Severe Acute Respiratory Syndrome "SARS". By March 2003, bond yields in Europe were lower than dividend yields as risky assets were shunned - the "bears" were in command. However, a flood of money, a desire to take risks, and some good economic data helped to make 2003 a "bull" year.

Broad-based gains helped by a weaker U.S. Dollar.

   Charts of major stock market indices - across the world and across sectors - show a 35% increase in the Morgan Stanley All Country World Index, an even higher 41% increase in the Morgan Stanley All Country World ex U.S. Index, and a 56% increase in the Morgan Stanley Emerging Markets Free Index. The weaker U.S. dollar (down 17% against the Euro, down 10% against the Japanese yen, and down 10% against the British pound) helped overall returns for U.S.-based investors investing in international stocks.

   The U.S. economy - which accounts for approximately 30% of the global economy - remained the engine for global economic activity (witness the approximate 8% surge in GDP for the third quarter, 2003) but an estimated 9% growth in China's GDP and an approximate 7% growth in India's GDP also added to the global consumption of commodities (like iron ore, steel, and oil) that kept shipping routes busy. Germany and France showed some signs of economic activity (primarily led by exports) and Japan rebounded with some positive news flow and economic data. A higher level of economic activity, increasing property prices, and a large money supply pool have caused the central banks in the United Kingdom and Australia to raise interest rates in the past few weeks in order to cool their economies.

Geopolitical risk, liquidity risk, and risk of equity oversupply.

   As we head into 2004 with the tail wind of handsome positive returns from 2003, there are a few issues that could influence investor perception and economic activity. In 2004, elections are anticipated in large economies such as Japan, Europe, the United Kingdom, and the United States and smaller but important countries such as India, Indonesia, Iraq, Pakistan, and Taiwan. The results of these elections will help to shape these countries' respective domestic economic policies, impact global trade flows, influence the price of many commodities; and - equally important - set the stage for geopolitical events for the next few years. Although we do not believe there is reason for alarm at this time, local events in any country could impact stock markets globally.

   The bigger risk to the "bull" market could be a sudden and sharp rise in interest rates. The European Central Bank has already indicated its desire to maintain rates at the current 2% levels while the U.S. Federal Reserve seems comfortable with the prevailing interest rate of 1% in the U.S. The weakness in job creation in the U.S. economy and the inability of Japan or the Eurozone to lead the global economy may keep interest rates low for the first half of 2004. However, with deflation no longer a perceived threat, an average 70% increase in the price of commodities in 2003, a growing global money supply, and the U.S. economy rebounding sharply there is a risk that the U.S. Federal Reserve may surprise the markets with a sudden and swift increase in interest rates to cool the economy. Australia and the United Kingdom have already raised interest rates in 2003.

   A further risk to equity markets may arise from a potential increase in the supply of equity shares via initial public offerings or rights issues. As stock prices soar and businesses see improved economic activity, companies may be tempted to issue more equity shares into the market or even (in the case of U.S. companies) reduce their repurchase activity. Over the years, we have seen how investors in a "bull" market - mesmerized by double-digit returns - can become complacent when it comes to equity issuance by companies. Initially, the greed of the investor is equally matched by the need of the company to raise more capital for investment but, as the flood of public offerings continues, the investor finds they have little money to match the growing demands of companies and - finally - the wall of money that gives rise to a "bull" market is displaced by a flood of equity shares that eventually tires the "bull" run. Although to date there is little sign of this type of activity on a large scale, the increased investment banking activity in China and India may be a sign of things to come for the larger, developed markets.

Our travels continue as our philosophy stays the course.

   When Tom Hansberger founded Hansberger Global Investors, Inc. ("HGI") in 1994, his philosophy was to invest in companies with solid businesses, inexpensive valuations, and visible catalysts for increased shareholder value. HGI utilizes a team of 16 analysts covering the world and focusing on global sectors. While we continue to receive research reports written by sell-side analysts, we make portfolio decisions based on our proprietary research reports. Our analysts logged over 500 company meetings during 2003.

   While irrational bull markets seemingly pose a challenge for our investment style because valuations may become unrealistic, our disciplined research process continues to lead us to focus on identifying value at the company level and seek to invest in those companies with sensible, sustainable, long-term businesses.

   We thank you for the confidence that you have placed in us and look forward to meeting with you at your convenience to discuss your investment.

                                          For the Hansberger Institutional
                                            Series
                                          Thomas L. Hansberger, CFA
                                          Chief Investment Officer
                                          Hansberger Global Investors, Inc.

                                          Ajit Dayal
                                          Deputy Chief Investment Officer
                                          Hansberger Global Investors, Inc.

                          PORTFOLIO MANAGEMENT REVIEW

                           INTERNATIONAL VALUE FUND

Market conditions during the year ended December 31, 2003

   Plagued by the spread of the SARS virus, the looming conflict in Iraq, and the growing number of pessimistic economic forecasts, the equity markets faired poorly at the beginning of 2003. Although SARS did prove infectious and deadly in thousands of cases, it was contained by the end of the first half of 2003, and during the same period, the conflict in Iraq lessened. The mitigation of both of these crisis buoyed investor sentiment.

   As the year progressed, fears of a global calamity were quelled, the global economic picture improved and many markets rebounded strongly. United States GDP rose by an annualized 8.2% in the third quarter, while GDP estimates for China and India approximated increases of 9% and 6% for the year, respectively. The latter two emerging market countries contributed to the rise of demand and prices of many basic commodities such as iron ore, steel and oil. In addition, the economic outlook improved for France, Germany and Japan. Economic activity was sufficiently strong in Australia and the U.K. that their central banks raised interest rates to avoid accelerating inflation.

   International investors based in the U.S. benefited from appreciation of foreign stock markets and the significant slippage of the U.S. dollar versus many international currencies. The U.S. dollar dropped against the Japanese yen approximately 10%; the Euro, approximately 17% and the British pound, approximately 10%. The combination of stock market rises and dollar depreciation led to a 35% increase in the Morgan Stanley All Country World Index (ACWI), which includes both U.S. and international stocks.

Fund performance for the year ended December 31, 2003

   The International Value Fund's (the "Fund's") total return for 2003 was 42.1% versus the MSCI ACWI ex U.S. Index (the "Index" or "benchmark") of 41.4%. Among various attribution factors, stock selection was the most important driver of out-performance of the Fund.

   Strong stock selection, especially within the U.K. and Pacific Ex-Japan, enabled the Fund to outperform its benchmark. An underweight position in Japan and an overweight position in emerging markets were each beneficial to the Fund.

   However, the Fund's cash weighting, along with zero exposure to North America, hurt relative performance. The mix of currencies that arose from the Fund's geographical exposure also detracted from relative performance.

Market Outlook

   We anticipate several events that could influence international equity markets as we head into 2004. We expect that the results of elections around the world, trends in fiscal and monetary policy and the behavior of the initial public offering (IPO) market will be important factors that may impact the Fund during the upcoming year.

   We continue to maintain a well-diversified portfolio across sectors or regions which we anticipate will insulate relative performance from swings in macro-factors we cannot control. Consistent with our investment philosophy, we will consider any anticipated macro environment changes as part of our fundamental analysis. At times, we may take advantage of country or industry movements to purchase quality stocks that have been over-sold due to the reaction of other investors. In summary, we will continue buying and holding fundamentally attractive stocks that we believe represent good value based on our analysis.

   We thank you for your continued support and look forward to meeting with you to discuss your investment in the International Value Fund.

                                          For the International Value Fund Team
                                          Lauretta A. ("Retz") Reeves, CFA
                                          Managing Director
                                          Hansberger Global Investors, Inc.

                Change in value of a $10,000 Investment in the
        Hansberger International Value Fund vs. MSCI ACWI ex U.S. Index
                                1/1/97-12/31/03

                                    [CHART]
              Hansberger
             International          MSCI ACWIxUS
              Value Fund               Index
           -------------------     --------------
12/96            $10,000              $10,000
 1/97             10,178                9,816
 2/97             10,366                9,996
 3/97             10,247                9,975
 4/97             10,326               10,059
 5/97             10,642               10,681
 6/97             11,087               11,270
 7/97             11,413               11,498
 8/97             10,889               10,594
 9/97             11,354               11,167
10/97             10,376               10,216
11/97              9,881               10,088
12/97              9,854               10,204
 1/98              9,924               10,510
 2/98             10,578               11,211
 3/98             11,112               11,598
 4/98             11,132               11,681
 5/98             10,669               11,469
 6/98             10,065               11,426
 7/98             10,113               11,535
 8/98              8,315                9,908
 9/98              8,002                9,699
10/98              8,871               10,715
11/98              9,214               11,291
12/98              9,170               11,680
 1/99              9,150               11,667
 2/99              8,833               11,406
 3/99              9,436               11,957
 4/99             10,663               12,555
 5/99             10,356               11,965
 6/99             11,041               12,515
 7/99             11,139               12,808
 8/99             11,118               12,853
 9/99             10,852               12,940
10/99             11,139               13,421
11/99             11,252               13,958
12/99             11,853               15,289
 1/00             11,337               14,460
 2/00             10,986               14,850
 3/00             11,719               15,409
 4/00             10,914               14,549
 5/00             10,738               14,177
 6/00             11,234               14,780
 7/00             10,972               14,197
 8/00             11,066               14,373
 9/00             10,630               13,575
10/00             10,184               13,144
11/00             10,008               12,554
12/00             10,609               12,983
 1/01             10,806               13,178
 2/01             10,131               12,134
 3/01              9,258               11,277
 4/01              9,975               12,044
 5/01              9,861               11,711
 6/01              9,560               11,262
 7/01              9,438               11,011
 8/01              9,271               10,738
 9/01              8,020                9,599
10/01              8,260                9,868
11/01              8,740               10,319
12/01              8,974               10,452
 1/02              8,754               10,004
 2/02              8,900               10,076
 3/02              9,372               10,624
 4/02              9,529               10,693
 5/02              9,739               10,809
 6/02              9,278               10,342
12/02              7,855                8,919
 6/03              8,590                9,909
12/03             11,162               12,612



                                               Total Return
----------------------------------------------------------------------------------
Time Period                Hansberger International    MSCI ACWI ex U.S. Index
                           Value Fund
----------------------------------------------------------------------------------
One Year                            42.10%                      41.41%
----------------------------------------------------------------------------------
Average Annual Three Year            1.71%                      (0.96)%
----------------------------------------------------------------------------------
Average Annual Five Year             4.01%                       1.55%
----------------------------------------------------------------------------------
Average Annual
Since Inception (12/30/96)           1.58%                       3.37%

                                 . . . . Hansberger International Value Fund
                                 ---- MSCI ACWI ex U.S. Index

The above graph compares the Fund's performance with the MSCI All Country World Index ex U.S. (the "Index"), a broad-based unmanaged index that represents the general performance of international equity markets. Total returns for the Fund and the Index include reinvestment of all dividends and capital gains. Dividends in the Index are reinvested gross of withholding taxes. The Index is float weighted. The Index does not include commissions or fees that an investor purchasing the securities in the Index would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those comprising the Index are likely to be different, and any securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in an Index.

                          PORTFOLIO MANAGEMENT REVIEW

                             EMERGING MARKETS FUND

Market conditions during the year ended December 31, 2003

   2003 began with the prospect of a third consecutive negative year for emerging (and global) equities as a real possibility. The world was confronted with armed conflict in Iraq and the spread of a newly discovered virus, SARS, which threatened the same industries most affected by the effects of the terrorist acts of September 2001. The very low level seen in interest rates generated as a result of investors seeking refuge in safe instruments caused them to also shun riskier assets such as equities. These issues affected emerging markets in a peculiar way, particularly the spread of SARS. Furthermore, Korea, a country relatively free of the SARS virus, was dealing with other tensions of its own. Increasingly, louder noises from North Korea regarding their nuclear program, as well as the political and economic implications of the investigation into the powerful Chaebols were impacting this large market in the early days of 2003. On the other side of the world, in Brazil, newly elected President Luiz Inacio Lula Da Silva assumed power, rousing investor concerns about the continuity of the reform policies implemented in the last several years. However, following a heated campaign in which he repeatedly expressed his lack of sympathy for free markets and these reforms, his government nonetheless, started on what we believe was the right track. Swift and speedy implementation of responsible and prudent policies reassured investor confidence which helped alleviate market fears of a return to interventionism and protectionism.

   The relatively quick lessening of major fighting in Iraq and the containment of SARS seemingly coincided with an improvement in the global economy. Expectations quickly grew that corporate earnings were on the road to recovery, particularly in emerging economies where domestic conditions were stronger than in most of the developed world. These higher expectations combined with lower global risk aversion and better valuations placed emerging markets in a very favorable position for the remainder of 2003 and the performance experienced by the asset class reflected these improved conditions.

Fund performance during the year ended December 31, 2003

   The Emerging Market Fund's performance for the year was 54.6% vs. the MSCI EMF return of 56.3%. 2003's rally was broad based in nature, with all three emerging regions posting strong returns during the year. While 2003's rally was broad based in nature, there were several specific areas that contributed positively to the Fund's absolute performance during the period. Leading the way for the Fund were investments in the Materials sector in all three regions. Holdings in this sector benefited from an increase in global economic activity and strong demand for commodities, particularly in China. Rising domestic consumption trends were paramount in the performance of service related stocks such as Telecommunication stocks and Financial stocks in all three regions. Specifically, wireless operators in Thailand, Brazil and Russia were among the best performing stocks in the Fund during the year. Pure consumption plays in Asia, such as automobile producers also provided important returns for the Fund. In the Industrials sector, the companies with exposure to the aerospace industry were particularly strong as investors seemed to believe the cycle had bottomed and companies in the emerging world could offer significant competitive advantages.

   Despite delivering positive overall performance for the year, the Fund's Latin American holdings detracted from relative performance. In Latin America, a strengthening Brazilian Real, as well as strong performance of domestic stocks not held in the fund, also hurt U.S. dollar returns. The strength of the South African currency hurt U.S. dollar returns during the year.

Market Outlook

   As we head into 2004, there are several events that we anticipate could influence Emerging Markets. Political uncertainty generated from the many upcoming presidential and parliamentary elections could be one such influence. Interest rates could also be an important factor to watch as will be the IPO (Initial Public Offering) market.

   We thank you for your continued support and look forward to meeting with to discuss your investment in the Emerging Markets Fund.

                                          For the Emerging Markets Fund Team
                                          Francisco J. Alzuru, CFA
                                          Managing Director of Latin America
                                          Hansberger Global Investors, Inc.

                    Change in value of a $10,000 Investment
 in the Hansberger Emerging Markets Fund vs. MSCI Emerging Markets Free Index
                                1/1/97-12/31/03

                                    [CHART]

            Hansberger Emerging        MSCI Emerging
               Markets Fund         Markets Free Index
            -------------------     ------------------
12/96            $10,000                 $10,000
 1/97             10,375                  10,682
 2/97             10,623                  11,140
 3/97             10,356                  10,847
 4/97             10,375                  10,866
 5/97             10,603                  11,177
 6/97             11,215                  11,775
 7/97             11,947                  11,951
 8/97             11,334                  10,430
 9/97             11,483                  10,719
10/97              9,753                   8,960
11/97              8,647                   8,633
12/97              8,489                   8,841
 1/98              7,720                   8,148
 2/98              8,579                   8,999
 3/98              8,759                   9,389
 4/98              8,679                   9,287
 5/98              7,570                   8,014
 6/98              6,671                   7,173
 7/98              6,701                   7,401
 8/98              4,754                   5,261
 9/98              4,934                   5,595
10/98              5,553                   6,184
11/98              6,152                   6,698
12/98              5,924                   6,601
 1/99              6,005                   6,495
 2/99              5,795                   6,558
 3/99              6,406                   7,422
 4/99              7,670                   8,340
 5/99              7,629                   8,292
 6/99              8,632                   9,233
 7/99              8,231                   8,982
 8/99              8,101                   9,064
 9/99              7,399                   8,757
10/99              7,690                   8,943
11/99              8,391                   9,745
12/99              9,825                  10,985
 1/00              9,474                  11,050
 2/00              9,454                  11,196
 3/00              9,855                  11,251
 4/00              8,863                  10,184
 5/00              8,331                   9,763
 6/00              8,792                  10,107
 7/00              8,612                   9,587
 8/00              8,832                   9,634
 9/00              7,800                   8,793
10/00              7,258                   8,156
11/00              6,637                   7,443
12/00              6,995                   7,622
 1/01              7,792                   8,672
 2/01              7,296                   7,993
 3/01              6,513                   7,208
 4/01              6,955                   7,564
 5/01              7,236                   7,654
 6/01              7,005                   7,497
 7/01              6,584                   7,023
 8/01              6,543                   6,954
 9/01              5,781                   5,878
10/01              6,142                   6,243
11/01              6,754                   6,894
12/01              7,039                   7,442
 1/02              7,475                   7,694
 2/02              7,495                   7,820
 3/02              7,941                   8,290
 4/02              8,134                   8,344
 5/02              8,063                   8,211
 6/02              7,536                   7,595
12/02              6,936                   6,995
 6/03              8,048                   8,124
12/03             10,724                  10,932



                                                      Total Return
-----------------------------------------------------------------------------------------
Time Period                       Hansberger Emerging         MSCI Emerging Markets
                                  Markets Fund                Free Index
-----------------------------------------------------------------------------------------
One Year                                   54.61%                      56.28%
-----------------------------------------------------------------------------------------
Average Annual Three Year                  15.31%                      12.77%
-----------------------------------------------------------------------------------------
Average Annual Five Year                   12.59%                      10.62%
-----------------------------------------------------------------------------------------
Average
Annual Since Inception (12/30/96)           1.00%                       1.28%

                                 . . . . . Hansberger Emerging Markets Fund
                                 ---- MSCI EMF Index

The above graph compares the Fund's performance with the MSCI Emerging Markets Free Index (the "Index"), a broad-based unmanaged index that represents the general performance of equity securities in developing markets. Total returns for the Fund and the Index include reinvestment of all dividends and capital gains. Dividends in the indices are reinvested gross of withholding taxes. The Index is float weighted. The Index does not include commissions or fees that an investor purchasing the securities in the Index would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those comprising the Index are likely to be different, and any securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the Index.

                          PORTFOLIO MANAGEMENT REVIEW

                           INTERNATIONAL GROWTH FUND

Market conditions during the period from June 23, 2003 until December 31, 2003

   During the period from June 23, 2003 to December 31, 2003, economic expectations improved as did investor sentiment as major international hostilities subsided. Over this period, higher beta sectors and regions outperformed. The cyclical sectors of Materials and Industrials were the best performing. Also reflective of increased investor appetite for risk, international small cap and Emerging Market indices performed well.

Fund performance for the period from June 23, 2003 until December 31, 2003

   The International Growth Fund (the "Fund"), commenced investment operations on June 23, 2003. The Fund returned 25.3% versus 25.4% for the MSCI ACWI ex U.S. Index (the "Index") during the period from June 23, 2003 to December 31, 2003.

   The Fund's performance was influenced by regional allocation, sector allocation and stock selection during the period. The two regions having the largest influence on the performance of the Fund were Europe and Japan. The European portion of the Fund outperformed the European element of the Index. Here, stock selection was the leading contributor to adding value. The Fund's Japanese exposure had a negative influence on performance as these holdings lagged their respective benchmark. Again, stock selection was the primary factor contributing to this divergence.

   In terms of sectors, Industrials and Consumer Discretionary were the two strongest contributors, whereas, Financials and Information Technology detracted during the period.

Market Outlook

   An improving international economy, in our opinion, should eventually feed through into better corporate fundamentals and this should help to propel equity markets from current levels. Internal valuation work, which considers a ratio of cash earnings yield to bond yield, indicates that international equities continue to look inexpensive relative to bonds even with the recent rise in bond yields.

   Despite our overall positive outlook, our enthusiasm is restrained by a number of issues at hand. First of all, equity markets have recovered significantly since bottoming in March 2003. We are also mindful of the fact that excess capacity and weak employment conditions continue to be issues. Currency volatility and fragile consumer sentiment also remain items that may adversely impact international equity markets.

   We thank you for your continued support and look forward to meeting with you to discuss your investment in the International Growth Fund.

                                          For the International Growth Fund Team
                                          Thomas R. Tibbles, CFA
                                          Managing Director of Canada
                                          Hansberger Global Investors, Inc.

Change in value of a $10,000 Investment in the Hansberger International Growth
               Fund vs. MSCI ACWI ex U.S. Index 6/23/03-12/31/03

                                    [CHART]

             Hansberger International    MSCI ACWIxUS
                  Growth Fund               Index
             ------------------------    ------------
 6/03               $10,000                $10,000
 7/03                10,442                 10,110
 8/03                10,864                 10,911
 9/03                10,944                 10,703
10/03                11,677                 11,397
11/03                11,777                 11,645
12/03                12,528                 12,535



 ------------------------------------------------------------------------------

                                        Total Return
 ------------------------------------------------------------------------------
 Time Period                                         MSCI ACWI ex U.S. Index
                            Hansberger International
                            Growth
                            Fund
 ------------------------------------------------------------------------------
 Cumulative Return
 Since Inception (6/23/03)          25.28%                    25.35%
 ------------------------------------------------------------------------------

                                 . . . . . Hansberger International Growth Fund
                                 ---- MSCI ACWI ex U.S. Index

The above graph compares the Fund's performance with the MSCI All Country World Index ex U.S. (the "Index"), a broad-based unmanaged index that represents the general performance of international equity markets. Total returns for the Fund and the Index include reinvestment of all dividends and capital gains. Dividends in the Index are reinvested gross of withholding taxes. The Index is float weighted. The Index does not include commissions or fees that an investor purchasing the securities in the Index would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those comprising the Index are likely to be different, and any securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the Index.

  International Value Fund

  Portfolio of Investments
  December 31, 2003


                                          Value
  Shares                                (Note A1)
------------------------------------------------------
           Common Stocks - 98.5%
           Brazil - 0.9%
    75,962   Petroleo Brasileiro S.A.
              ADR..................... $  2,221,129
                                       ------------
           China - 2.7%
   910,615   China Mobile
              (Hong Kong) Ltd.........    2,797,435
 3,766,312   Denway Motors Ltd........    4,002,277
                                       ------------
                                          6,799,712
                                       ------------
           Denmark - 0.9%
   111,643   Group 4 Flack A/S........    2,288,406
                                       ------------
           Finland - 2.3%
   138,026   TietoEnator Oyj..........    3,777,957
   115,687   UPM-Kymmene Oyj..........    2,206,341
                                       ------------
                                          5,984,298
                                       ------------
           France - 15.2%
   138,689   Arcelor..................    2,417,611
    69,881   Aventis S.A..............    4,618,775
   175,749   Axa......................    3,761,933
    61,482   BNP Paribas..............    3,871,319
   141,947   European Aeronautic
              Defense & Space
              Co......................    3,375,001
    16,481   Groupe Danone............    2,690,012
    32,814   Lafarge S.A..............    2,922,135
    62,942   Schneider Electric
              S.A.....................    4,120,446
    37,177   Societe Generale,
              Class A.................    3,282,530
   115,579   Suez S.A.................    2,322,368
    30,822   Total S.A................    5,730,528
                                       ------------
                                         39,112,658
                                       ------------
           Germany - 9.3%
    25,112   Adidas-Salomon AG........    2,860,259
    47,598   BASF AG..................    2,676,487
    85,420   Celesio AG...............    4,142,784
    38,240   Deutsche Bank AG
              (Registered)............    3,168,981
    57,295   E. on AG.................    3,739,207
    65,081   Linde AG.................    3,505,245
   102,567   Volkswagen AG PFD........    3,719,477
                                       ------------
                                         23,812,440
                                       ------------
           Greece - 0.1%
    17,122   Hellenic
              Telecommunications
              Organization S.A........      226,335
                                       ------------

                                        Value
  Shares                              (Note A1)
-------------------------------------------------
           Hong Kong - 3.8%
   305,575   HSBC Holdings plc...... $  4,821,595
   457,654   Hutchison Whampoa
              Ltd...................    3,374,812
   261,356   Wing Hang Bank Ltd.....    1,555,290
                                     ------------
                                        9,751,697
                                     ------------
           Italy - 4.0%
   315,591   ENI S.p.A..............    5,955,148
   111,210   Luxottica Group S.p.A.
              ADR...................    1,935,054
   281,005   Saipem S.p.A...........    2,272,001
                                     ------------
                                       10,162,203
                                     ------------
           Japan - 13.0%
   294,000   Asahi Glass Co., Ltd...    2,414,108
    38,000   Canon, Inc.............    1,769,338
   117,000   Kao Corp...............    2,379,957
    33,100   Mabuchi Motor Co.,
              Ltd...................    2,548,055
 1,403,000   Mazda Motor Corp.......    3,757,218
   511,000   NEC Corp...............    3,762,051
    21,200   Rohm Co., Ltd..........    2,484,576
   114,500   Sony Corp..............    3,963,749
   865,000   Sumitomo Trust &
              Banking Co., Ltd......    5,084,912
    67,500   Takeda Chemical
              Industries, Ltd.......    2,676,822
   124,000   Tostem Corp............    2,395,073
                                     ------------
                                       33,235,859
                                     ------------
           Korea - 5.2%
   103,734   Kookmin Bank...........    3,887,304
    60,000   LG Chem Ltd............    2,769,618
    10,900   Samsung Electronics
              Co., Ltd..............    4,125,808
    11,000   Shinsegae Co., Ltd.....    2,677,298
                                     ------------
                                       13,460,028
                                     ------------
           Mexico - 1.6%
    73,084   Cemex S.A. de C.V.
              ADR...................    1,914,801
    63,790   Telefonos de Mexico
              S.A., Class L ADR.....    2,106,984
                                     ------------
                                        4,021,785
                                     ------------
           Netherlands - 5.7%
   117,383   ABN AMRO Holding
              N.V...................    2,746,537
    72,770   Akzo Nobel N.V.........    2,808,731
    45,641   DSM N.V................    2,246,933

The accompanying notes are an integral part of the financial statements.

  Portfolio of Investments
  December 31, 2003


                                         Value
  Shares                               (Note A1)
-----------------------------------------------------
           Common Stocks (continued)
           Netherlands (continued)
   162,183   ING Groep N.V........... $  3,782,497
   103,167   Koninklijke (Royal)
              Philips Electronics
              N.V....................    3,012,508
                                      ------------
                                        14,597,206
                                      ------------
           Singapore - 2.7%
   480,000   DBS Group Holdings
              Ltd....................    4,154,743
   417,000   Singapore Airlines
              Ltd....................    2,750,044
                                      ------------
                                         6,904,787
                                      ------------
           South Africa - 0.9%
 1,389,897   Old Mutual plc..........    2,289,084
                                      ------------
           Spain - 1.0%
   250,334   Telefonica Moviles
              S.A....................    2,614,487
                                      ------------
           Sweden - 2.0%
    63,753   Atlas Copco AB, Class B.    2,077,756
   104,143   Volvo AB, Class B.......    3,184,226
                                      ------------
                                         5,261,982
                                      ------------
           Switzerland - 3.6%
    15,622   Nestle S.A.
              (Registered)...........    3,903,131
    73,257   Novartis AG
              (Registered)...........    3,325,960
     6,477   Swisscom AG
              (Registered)...........    2,136,742
                                      ------------
                                         9,365,833
                                      ------------
           Taiwan - 0.9%
 1,229,346   Taiwan Semiconductor
              Manufacturing Co.,
              Ltd. (a)...............    2,299,366
                                      ------------
           Thailand - 1.5%
 1,772,300   Advanced Info Service
              Public Co., Ltd........    3,779,654
                                      ------------
           United Kingdom - 21.2%
   497,218   Amvescap plc............    3,611,575
   292,471   Barclays plc............    2,608,684
   175,659   Boots Group plc.........    2,172,900
   368,196   Compass Group plc.......    2,504,690
   197,659   GlaxoSmithKline plc.....    4,529,162
   247,890   GUS plc.................    3,432,500
   297,548   HBOS plc................    3,853,779

                                          Value
  Shares                                (Note A1)
------------------------------------------------------
               United Kingdom (continued)
    588,186      Kesa Electricals plc. $  2,708,703
    618,027      Kingfisher plc.......    3,081,229
    377,314      Lloyds TSB Group
                  plc.................    3,026,023
  1,218,969      Rolls-Royce Group
                  plc.................    3,867,855
    102,741      Royal Bank of
                  Scotland Group
                  plc.................    3,027,366
  1,540,725      Signet Group plc.....    2,840,885
    178,118      Standard Chartered
                  plc.................    2,941,477
    642,554      Tesco plc............    2,964,829
    336,552      Unilever plc.........    3,137,421
  1,660,187      Vodafone Group
                  plc.................    4,116,215
                                       ------------
                                         54,425,293
                                       ------------
               Total -- Common Stocks
                 (Cost $208,379,164)..  252,614,242
                                       ------------
   Face
  Amount
---------------
               U.S. Government Obligation - 0.9%
               U.S. Treasury Bill - 0.9%
$ 2,360,000      3/18/04, 0.83%
                  (Cost $2,355,718)...    2,355,700
                                       ------------
               TOTAL INVESTMENTS -- 99.4%
                 (Cost $210,734,882)..  254,969,942
               Other Assets and
                Liabilities
                (Net) -- 0.6%.........    1,593,878
                                       ------------
               NET ASSETS -- 100.0%... $256,563,820
                                       ============

(a)Non-income producing securities.
ADRAmerican Depositary Receipt
PFDPreferred

The accompanying notes are an integral part of the financial statements.

  Portfolio of Investments
  December 31, 2003


                            Sector Diversification

                                              % of
                                              Net
                                             Assets Market Value
                ------------------------------------------------
                Financials..................  24.0  $ 61,475,629
                Consumer Discretionary......  15.8    40,495,847
                Industrials.................  11.6    29,847,727
                Materials...................   9.2    23,467,902
                Information Technology......   8.1    20,767,151
                Health Care.................   7.5    19,293,503
                Telecommunication
                 Services...................   6.9    17,777,852
                Consumer Staples............   6.7    17,248,250
                Energy......................   6.3    16,178,806
                Utilities...................   2.4     6,061,575
                Government Obligation.......   0.9     2,355,700
                                             -----  ------------
                  Total Investments.........  99.4   254,969,942
                Other Assets and Liabilities
                 (Net)......................   0.6     1,593,878
                                             -----  ------------
                  Net Assets................ 100.0  $256,563,820
                                             =====  ============

The accompanying notes are an integral part of the financial statements.

  Emerging Markets Fund

  Portfolio of Investments
  December 31, 2003


                                        Value
  Shares                              (Note A1)
----------------------------------------------------
           Common Stocks - 98.8%
           Argentina - 1.7%
   269,646   Tenaris S.A. ADR...... $   8,984,605
                                    -------------
           Brazil - 10.8%
   291,900   Companhia Vale do
              Rio Doce S.A.
              ADR..................    15,035,769
   500,958   Empresa Brasileira de
              Aeronautica S.A.
              ADR..................    17,548,559
   569,300   Petroleo Brasileiro
              S.A. ADR.............    16,646,332
 1,315,000   Telesp Celular
              Participacoes S.A.
              ADR..................     8,652,700
                                    -------------
                                       57,883,360
                                    -------------
           China - 6.1%
15,470,000   Beijing Datang Power
              Generation Co.,
              Ltd., Class H........    11,059,109
 3,359,000   China Mobile (Hong
              Kong) Ltd............    10,318,944
10,328,000   Denway Motors
              Ltd..................    10,975,063
                                    -------------
                                       32,353,116
                                    -------------
           Croatia - 1.3%
   415,000   Pliva d.d. GDR (b)....     6,764,500
                                    -------------
           Hong Kong - 7.8%
   753,776   HSBC Holdings plc.....    11,893,652
 2,617,700   Hutchison Whampoa
              Ltd..................    19,303,329
 1,741,500   Wing Hang Bank
              Ltd..................    10,363,401
                                    -------------
                                       41,560,382
                                    -------------
           Hungary - 3.5%
    52,000   Gedeon Richter Rt.....     6,156,013
   421,000   Matav Rt. ADR.........     7,876,910
   368,000   OTP Bank Rt...........     4,746,002
                                    -------------
                                       18,778,925
                                    -------------
           India - 7.4%
 1,613,000   Gujarat Ambuja
              Cements Ltd..........    10,742,138
 3,617,000   Hindustan Lever
              Ltd..................    16,227,943
 3,875,000   Zee Telefilms Ltd.....    12,743,973
                                    -------------
                                       39,714,054
                                    -------------

                                         Value
  Shares                               (Note A1)
--------------------------------------------------
           Israel - 1.5%
   489,200   Check Point Software
              Technologies
              Ltd. (a).............. $   8,228,344
                                     -------------
           Korea - 21.7%
   159,000   Hyundai Motor Co.,
              Ltd...................     6,738,984
   388,206   Kookmin Bank
              ADR...................    14,689,715
   201,900   Korea Electric Power
              (KEPCO) Corp..........     3,626,236
   126,000   KT Corp................     4,716,408
   261,000   LG Chem Ltd............    12,047,839
   212,000   POSCO ADR..............     7,201,640
    64,542   Samsung Electronics
              Co., Ltd..............    24,430,081
   180,600   Samsung Fire &
              Marine Insurance
              Co., Ltd..............    10,382,795
    76,000   Shinsegae Co., Ltd.....    18,497,692
    82,000   SK Telecom Co.,
              Ltd...................    13,695,342
                                     -------------
                                       116,026,732
                                     -------------
           Malaysia - 3.2%
 5,245,000   Maxis
              Communications
              Bhd...................    10,420,987
 7,113,500   Road Builder (M)
              Holdings Bhd..........     6,664,226
                                     -------------
                                        17,085,213
                                     -------------
           Mexico - 8.2%
   362,536   Cemex S.A. de C.V.
              ADR...................     9,498,443
 1,873,000   Grupo Financiero
              Banorte S.A. de
              C.V...................     6,500,434
 7,088,000   Grupo Financiero
              BBVA Bancomer,
              S.A. de C.V.,
              Class B (a)...........     6,055,289
 2,226,000   Kimberly-Clark de
              Mexico S.A. de
              C.V., Class A.........     5,705,026
   244,400   Telefonos de Mexico
              S.A, Class L ADR......     8,072,532
   851,000   TV Azteca S.A. de C.V.
              ADR...................     7,744,100
                                     -------------
                                        43,575,824
                                     -------------

The accompanying notes are an integral part of the financial statements.

  Portfolio of Investments
  December 31, 2003


                                     Value
  Shares                           (Note A1)
----------------------------------------------
           Common Stocks (continued)
           Poland - 0.8%
   303,000   Agora S.A. (a)..... $   4,136,712
                                 -------------
           Russia - 5.5%
   113,000   GMK Norilsk
              Nickel ADR........     7,361,950
   104,500   LUKOIL ADR.........     9,718,500
    61,000   Mobile
              Telesystems
              ADR...............     5,050,800
   440,700   Wimm-Bill-Dann
              Foods OJSC
              ADR (a)...........     7,491,900
                                 -------------
                                    29,623,150
                                 -------------
           Singapore - 4.0%
 1,623,480   DBS Group
              Holdings
              Ltd...............    14,052,379
 1,091,000   Singapore Airlines
              Ltd...............     7,194,960
                                 -------------
                                    21,247,339
                                 -------------
           South Africa - 4.6%
 6,775,000   Old Mutual plc.....    11,158,053
 2,304,000   Standard Bank
              Group., Ltd.......    13,523,703
                                 -------------
                                    24,681,756
                                 -------------
           Taiwan - 6.1%
13,760,769   Chinatrust
              Financial
              Holding Co.,
              Ltd...............    13,821,568
 4,196,515   President Chain
              Store Corp........     6,427,652
 6,655,500   Taiwan
              Semiconductor
              Manufacturing
              Co., Ltd. (a).....    12,448,431
                                 -------------
                                    32,697,651
                                 -------------
           Thailand - 3.5%
 8,681,500   Advanced Info
              Service Public
              Co., Ltd..........    18,514,398
                                 -------------

                                          Value
    Shares                              (Note A1)
---------------------------------------------------
               Turkey - 1.1%
             6   Akbank TAS.......... $          --
 1,289,390,000   Haci Omer
                  Sabanci
                  Holding A.S........     6,102,807
                                      -------------
                                          6,102,807
                                      -------------
               Total -- Common Stocks
                 (Cost $372,459,007).   527,958,868
                                      -------------

    No. of
   Warrants
---------------
               Warrants - 0.0%
               Mexico - 0.0%
        10,820   Cemex S.A,
                  expiring
                  12/21/04 (a)
                  (Cost $18,935).....        29,485
                                      -------------

     Face
    Amount
---------------
               Fixed Income Securities - 0.0%
               Debentures - 0.0%
$    1,890,000   Hindustan Lever
                  Ltd. 9.00%,
                  1/12/05
                  (Cost $259,830)....       265,532
                                      -------------
               U.S. Government Obligations - 1.4%
               U. S. Treasury Bill - 1.4%
     7,325,000   03/18/04, 0.83%
                  (Cost $7,311,372)..     7,311,654
                                      -------------
               TOTAL INVESTMENTS -- 100.2%
                 (Cost $380,049,144).   535,565,539
               Other Assets and
                Liabilities
                (Net) -- (0.2%)......   (1,027,540)
                                      -------------
               NET ASSETS -- 100%.... $ 534,537,999
                                      =============

(a)Non-income producing securities
(b)144A Security - Certain conditions for public sale may exist. At December 31, 2003, the value of this security was $6,764,500 or 1.27% of net assets.
ADRAmerican Depositary Receipt
GDRGlobal Depositary Receipt

The accompanying notes are an integral part of the financial statements.

  Portfolio of Investments
  December 31, 2003


                            Sector Diversification

                                             % of
                                             Net
                                            Assets Market Value
               -------------------------------------------------
               Financials..................  23.1  $123,289,798
               Telecommunication
                Services...................  16.3    87,319,021
               Materials...................  11.6    61,917,264
               Consumer Discretionary......  11.4    60,836,524
               Industrials.................   9.5    50,711,074
               Information Technology......   8.4    45,106,856
               Consumer Staples............   6.8    36,118,053
               Energy......................   6.6    35,349,437
               Utilities...................   2.7    14,685,345
               Health Care.................   2.4    12,920,513
               Government Obligation.......   1.4     7,311,654
                                            -----  ------------
                 Total Investments......... 100.2   535,565,539
               Other Assets and Liabilities
                (Net)......................  (0.2)   (1,027,540)
                                            -----  ------------
                 Net Assets................ 100.0  $534,537,999
                                            =====  ============

The accompanying notes are an integral part of the financial statements.

  International Growth Fund

  Portfolio of Investments
  December 31, 2003


                                         Value
 Shares                                (Note A1)
-------------------------------------------------
         Common Stocks - 98.9%
         Canada - 3.7%
   3,000   Manulife Financial Corp.... $   96,900
   5,300   Suncor Energy, Inc.........    132,818
   2,700   Toronto-Dominion Bank......     90,234
                                       ----------
                                          319,952
                                       ----------
         China - 3.0%
  11,300   China Mobile (Hong Kong)
            Ltd. ADR..................    175,489
   1,200   Huaneng Power
            International, Inc. ADR...     83,292
                                       ----------
                                          258,781
                                       ----------
         Denmark - 1.6%
   8,600   Vestas Wind Systems A/S....    139,857
                                       ----------
         Finland - 1.0%
   5,300   Nokia Oyj ADR..............     90,100
                                       ----------
         France - 15.1%
   1,800   Aventis S.A. ADR...........    119,268
   5,500   Axa ADR....................    118,085
   2,900   Bouygues S.A.E61...........    101,398
   3,100   Essilor International S.A..    160,318
   2,800   Euronext N.V...............     70,883
   1,700   L'Oreal S.A................    139,379
   2,200   Societe Generale, Class A..    194,248
   2,700   STMicroelectronics N.V.
            (N.Y. Shares).............     72,927
   3,900   Thomson....................     82,988
   2,600   Total S.A. ADR.............    240,526
                                       ----------
                                        1,300,020
                                       ----------
         Germany - 12.0%
   1,400   Adidas-Salomon AG..........    159,460
   3,300   Deutsche Boerse AG.........    180,443
     300   Porsche AG PFD.............    178,048
   2,500   SAP AG ADR.................    103,900
   3,100   Schering AG................    156,994
   3,300   Siemens AG (Registered)....    264,316
                                       ----------
                                        1,043,161
                                       ----------
         Hong Kong - 5.3%
  77,500   Esprit Holdings Ltd........    258,047
  85,000   Johnson Electric Holdings
            Ltd.......................    108,391
  92,802   Shangri-La Asia Ltd........     87,260
                                       ----------
                                          453,698
                                       ----------
         Hungary - 0.9%
   3,100   OTP Bank Ltd. ADR (b)......     81,375
                                       ----------

                                            Value
 Shares                                   (Note A1)
----------------------------------------------------
            India - 1.2%
   1,100      Infosys Technologies Ltd.
               ADR....................... $  105,270
                                          ----------
            Ireland - 2.3%
   8,300      Bank of Ireland............    113,277
   1,700      Ryanair Holdings plc ADR...     86,088
                                          ----------
                                             199,365
                                          ----------
            Israel - 0.9%
   1,300      Teva Pharmaceutical
               Industries Ltd. ADR.......     73,723
                                          ----------
            Italy - 1.8%
  28,800      UniCredito Italiano S.p.A..    155,479
                                          ----------
            Japan - 14.0%
   3,000      Canon, Inc.................    139,685
   1,500      Fanuc Ltd..................     89,857
   4,000      Fujisawa Pharmaceutical
               Co., Ltd..................     85,285
   1,800      Honda Motor Co., Ltd.......     79,948
   2,300      Nitto Denko Corp...........    122,329
      85      NTT DoCoMo, Inc............    192,731
     700      Rohm Co., Ltd..............     82,038
   5,000      Sharp Corp.................     78,893
   2,700      Shin-Etsu Chemical Co.,
               Ltd.......................    110,348
   7,000      Shiseido Co., Ltd..........     85,108
   1,200      SMC Corp...................    149,370
                                          ----------
                                           1,215,592
                                          ----------
            Korea - 2.8%
   3,500      Kookmin Bank ADR...........    132,440
     600      Samsung Electronics Co.,
               Ltd. GDR (b)..............    113,554
                                          ----------
                                             245,994
                                          ----------
            Mexico - 2.4%
   5,600      Coca-Cola Femsa S.A.
               ADR (a)...................    118,944
 100,800      Grupo Financiero BBVA
               Bancomer, S.A. de
               C.V. (a)..................     86,114
                                          ----------
                                             205,058
                                          ----------
            Netherlands - 4.6%
   4,900      ING Groep N.V..............    114,280
   5,100      Koninklijke Philips
               Electronics N.V. (N.Y.
               Shares)...................    148,359
   2,100      Unilever N.V. (N.Y.
               Shares)...................    136,290
                                          ----------
                                             398,929
                                          ----------

The accompanying notes are an integral part of the financial statements.

  Portfolio of Investments
  December 31, 2003


                                          Value
 Shares                                 (Note A1)
--------------------------------------------------
            Common Stocks (continued)
            Spain - 3.2%
  21,800      Amadeus Global Travel
               Distribution, Class A... $  141,612
   9,300      Telefonica S.A...........    136,544
                                        ----------
                                           278,156
                                        ----------
            Switzerland - 6.1%
   8,100      Adecco S.A. ADR..........    130,491
   1,800      Lonza Group AG
               (Registered)............    103,481
   1,500      Nobel Biocare Holding
               AG......................    151,910
   2,100      UBS AG (Registered)......    143,821
                                        ----------
                                           529,703
                                        ----------
            Taiwan - 1.0%
   8,100      Taiwan Semiconductor
               Manufacturing Co., Ltd.
               ADR (a).................     82,944
                                        ----------
            United Kingdom - 16.0%
  11,700      Amvescap plc.............     84,984
   9,500      Barclays plc.............     84,735
  21,700      BHP Billiton plc.........    189,571
   6,300      British Sky Broadcasting
               Group plc...............     79,284
  17,900      Cadbury Schweppes plc....    131,460
  21,500      Centrica plc.............     81,210
   5,561      Reckitt Benckiser plc....    125,832
   3,700      Royal Bank of Scotland
               Group plc...............    109,024
  12,100      Smith & Nephew plc.......    101,644
   5,100      Standard Chartered plc...     84,222
   8,700      Vodafone Group plc
               ADR.....................    217,848
   2,000      WPP Group plc ADR........     98,300
                                        ----------
                                         1,388,114
                                        ----------
            Total -- Common Stocks
              (Cost $6,901,801)........  8,565,271
                                        ----------

  Face                                Value
 Amount                             (Note A1)
----------------------------------------------
         U.S. Government Obligation - 1.7%
         U.S. Treasury Bill - 1.7%
$149,000   3/18/04, 0.83%
            (Cost $148,726) - 1.7%. $  148,729
                                    ----------
         Total Investments --  100.6%
           (Cost $7,050,527).......  8,714,000
         Other Assets and
          Liabilities
          (Net) -- (0.6%)..........   (49,168)
                                    ----------
         Net Assets -- 100%........ $8,664,832
                                    ==========

(a)Non-income producing securities.
(b)144A Security - Certain conditions for public sale may exist. At December 31, 2003, the value of these securities was $194,929 or 2.25% of net assets.
ADRAmerican Depositary Receipt
GDRGlobal Depositary Receipt
PFDPreferred

                            Sector Diversification

                                              % of
                                              Net
                                             Assets Market Value
                ------------------------------------------------
                Financials..................  22.4   $1,940,544
                Consumer Discretionary......  14.4    1,250,588
                Industrials.................  11.2      968,369
                Information Technology......  10.8      932,030
                Health Care.................   9.8      849,142
                Telecommunication Services..   9.5      824,010
                Consumer Staples............   8.5      737,013
                Materials...................   6.1      525,729
                Energy......................   4.3      373,344
                Utilities...................   1.9      164,502
                U.S. Government Obligation..   1.7      148,729
                                             -----   ----------
                  Total Investments......... 100.6    8,714,000
                Other Assets and Liabilities
                 (Net)......................  (0.6)     (49,168)
                                             -----   ----------
                  Net Assets................ 100.0   $8,664,832
                                             =====   ==========

The accompanying notes are an integral part of the financial statements.

  Statements of Assets and Liabilities

  December 31, 2003


                                                                                  International   Emerging    International
                                                                                      Value       Markets        Growth
                                                                                      Fund          Fund          Fund
                                                                                  ------------- ------------  -------------
ASSETS:
Investments, at Cost -- see accompanying portfolios.............................. $210,734,882  $380,049,144   $7,050,527
Foreign Currency, at Cost........................................................            2            31           --
                                                                                  ------------  ------------   ----------
                                                                                  $210,734,884  $380,049,175   $7,050,527
                                                                                  ============  ============   ==========
Investments, at Value (Note A1).................................................. $254,969,942  $535,565,539   $8,714,000
Foreign Currency, at Value.......................................................            2            31           --
Cash.............................................................................        1,099         1,030          104
Investment Securities Sold.......................................................    2,154,148            --           --
Dividends Receivable.............................................................      295,834     1,613,620        7,355
Interest Receivable..............................................................           --         1,474           --
Foreign Withholding Tax Reclaim Receivable.......................................      271,842         6,800           --
Other Assets.....................................................................        8,409        13,354           52
                                                                                  ------------  ------------   ----------
  Total Assets...................................................................  257,701,276   537,201,848    8,721,511
                                                                                  ------------  ------------   ----------
LIABILITIES:
Distributions Payable............................................................      242,529       420,282       10,510
Investment Securities Purchased..................................................      667,344            --           --
Investment Advisory Fees Payable (Note B)........................................      130,580       388,411       17,316
Administration Fees Payable......................................................       23,175        51,191        1,018
Custodian Fees Payable...........................................................       20,496        69,184          997
Professional Fees Payable........................................................       49,755        53,053       25,893
Trustees' Fees Payable...........................................................        1,657         2,266          894
Deferred Country Tax Payable.....................................................           --     1,676,451           --
Accrued Expenses and Other Liabilities...........................................        1,920         3,011           51
                                                                                  ------------  ------------   ----------
  Total Liabilities..............................................................    1,137,456     2,663,849       56,679
                                                                                  ------------  ------------   ----------
Net Assets....................................................................... $256,563,820  $534,537,999   $8,664,832
                                                                                  ============  ============   ==========
NET ASSETS CONSIST OF:
Paid-in Capital.................................................................. $256,000,773  $386,940,621   $6,992,012
Undistributed (Overdistributed) Net Investment Income............................      (36,447)       41,447           --
Accumulated Net Realized Gain (Loss).............................................  (43,682,247)   (6,287,979)       9,285
Unrealized Appreciation of Investments and Foreign Currency Translations.........   44,281,741   155,520,361    1,663,535
Unrealized Depreciation due to Foreign Capital Gains Tax.........................           --    (1,676,451)          --
                                                                                  ------------  ------------   ----------
Net Assets....................................................................... $256,563,820  $534,537,999   $8,664,832
                                                                                  ============  ============   ==========
Shares of Beneficial Interest Outstanding (unlimited authorization, no par value)   24,966,648    51,420,931      698,045
                                                                                  ============  ============   ==========
Net Asset Value Per Share........................................................ $      10.28  $      10.40   $    12.41
                                                                                  ============  ============   ==========

The accompanying notes are an integral part of the financial statements.

  Statements of Operations

  Year Ended December 31, 2003

                                                                                            International   Emerging
                                                                                                Value       Markets
                                                                                                Fund          Fund
                                                                                            ------------- ------------
Investment Income:
Dividends..................................................................................  $ 6,896,370  $ 11,152,205
Interest...................................................................................       53,443       102,469
  Less: Foreign Taxes Withheld.............................................................     (621,419)     (799,104)
                                                                                             -----------  ------------
  Total Income.............................................................................    6,328,394    10,455,570
                                                                                             -----------  ------------
Expenses:
Investment Advisory Fees (Note B)..........................................................    1,596,061     3,920,073
Administration Fees........................................................................      256,661       469,293
Custodian Fees.............................................................................      230,575       674,702
Professional Fees..........................................................................       80,393       103,697
Registration and Filing Fees...............................................................       17,479        15,763
Shareholder Reports........................................................................        3,088         9,515
Trustees' Fees and Expenses (Note E).......................................................       12,721        16,985
Miscellaneous Expenses.....................................................................       18,256        26,883
                                                                                             -----------  ------------
Total Expenses.............................................................................    2,215,234     5,236,911
Investment Advisory Fees Waived............................................................      (86,808)     (336,013)
Reimbursement of Other Operating Expenses..................................................           --            --
                                                                                             -----------  ------------
Net Expenses...............................................................................    2,128,426     4,900,898
                                                                                             -----------  ------------
Net Investment Income......................................................................    4,199,968     5,554,672
                                                                                             -----------  ------------
Net Realized Gain (Loss):
Security Transactions (net of India capital gains tax of $47,349 for Emerging Markets Fund)    7,101,496    29,114,653
Foreign Currency Transactions..............................................................     (225,259)     (136,481)
                                                                                             -----------  ------------
Net Realized Gain..........................................................................    6,876,237    28,978,172
                                                                                             -----------  ------------
Net Unrealized Appreciation/(Depreciation) on:
Investments................................................................................   66,041,798   148,916,450
Translation of Other Assets and Liabilities Denominated in Foreign Currency................        7,379           110
Foreign Capital Gains Tax..................................................................           --    (1,676,451)
                                                                                             -----------  ------------
  Net Unrealized Appreciation during the period............................................   66,049,177   147,240,109
                                                                                             -----------  ------------
Net Realized Gain and Unrealized Appreciation..............................................   72,925,414   176,218,281
                                                                                             -----------  ------------
Net Increase in Net Assets Resulting from Operations.......................................  $77,125,382  $181,772,953
                                                                                             ===========  ============

                                                                                            International
                                                                                               Growth
                                                                                                Fund+
                                                                                            -------------
Investment Income:
Dividends..................................................................................  $   46,238
Interest...................................................................................       1,461
  Less: Foreign Taxes Withheld.............................................................      (3,043)
                                                                                             ----------
  Total Income.............................................................................      44,656
                                                                                             ----------
Expenses:
Investment Advisory Fees (Note B)..........................................................      30,417
Administration Fees........................................................................       5,398
Custodian Fees.............................................................................      10,094
Professional Fees..........................................................................      26,347
Registration and Filing Fees...............................................................       8,307
Shareholder Reports........................................................................       4,344
Trustees' Fees and Expenses (Note E).......................................................       2,857
Miscellaneous Expenses.....................................................................       1,934
                                                                                             ----------
Total Expenses.............................................................................      89,698
Investment Advisory Fees Waived............................................................     (30,417)
Reimbursement of Other Operating Expenses..................................................     (18,712)
                                                                                             ----------
Net Expenses...............................................................................      40,569
                                                                                             ----------
Net Investment Income......................................................................       4,087
                                                                                             ----------
Net Realized Gain (Loss):
Security Transactions (net of India capital gains tax of $47,349 for Emerging Markets Fund)      82,336
Foreign Currency Transactions..............................................................         684
                                                                                             ----------
Net Realized Gain..........................................................................      83,020
                                                                                             ----------
Net Unrealized Appreciation/(Depreciation) on:
Investments................................................................................   1,663,473
Translation of Other Assets and Liabilities Denominated in Foreign Currency................          62
Foreign Capital Gains Tax..................................................................          --
                                                                                             ----------
  Net Unrealized Appreciation during the period............................................   1,663,535
                                                                                             ----------
Net Realized Gain and Unrealized Appreciation..............................................   1,746,555
                                                                                             ----------
Net Increase in Net Assets Resulting from Operations.......................................  $1,750,642
                                                                                             ==========

+ The Fund commenced operations on June 23, 2003

The accompanying notes are an integral part of the financial statements.

  Statements of Changes in Net Assets


                                                                                                 International Value Fund
                                                                                            ----------------------------------
                                                                                               Year Ended        Year Ended
                                                                                            December 31, 2003 December 31, 2002
                                                                                            ----------------- -----------------
Increase (Decrease) in Net Assets
Operations:
Net Investment Income......................................................................   $  4,199,968      $  2,817,047
Net Realized Gain (Loss)...................................................................      6,876,237       (20,071,848)
Net Unrealized Appreciation (Depreciation).................................................     66,049,177       (11,428,882)
                                                                                              ------------      ------------
Net Increase (Decrease) in Net Assets Resulting from Operations............................     77,125,382       (28,683,683)
                                                                                              ------------      ------------
Distributions:
Net Investment Income......................................................................     (3,989,505)       (3,461,539)
                                                                                              ------------      ------------
Capital Share Transactions (Note G):
Proceeds from Shares Sold..................................................................     40,154,446        28,224,386
Net Asset Value on Reinvestment of Distributions...........................................      3,746,976         2,992,965
Cost of Shares Redeemed....................................................................    (67,456,699)       (9,478,657)
Transaction Fees...........................................................................        286,205            38,496
                                                                                              ------------      ------------
Increase (Decrease) in Net Assets from Capital Share Transactions..........................    (23,269,072)       21,777,190
                                                                                              ------------      ------------
Net Increase (Decrease) in Net Assets......................................................     49,866,805       (10,368,032)
Net Assets:
  Beginning of Year........................................................................    206,697,015       217,065,047
                                                                                              ------------      ------------
  End of Year..............................................................................   $256,563,820      $206,697,015
                                                                                              ============      ============
  Undistributed/(Overdistributed) Net Investment Income Included in End of Year Net Assets.   $    (36,447)     $    (41,972)
                                                                                              ============      ============

The accompanying notes are an integral part of the financial statements.

  Statements of Changes in Net Assets


                                                                                                   Emerging Markets Fund
                                                                                            ----------------------------------
                                                                                               Year Ended        Year Ended
                                                                                            December 31, 2003 December 31, 2002
                                                                                            ----------------- -----------------
Increase (Decrease) in Net Assets
Operations:
Net Investment Income......................................................................   $  5,554,672      $  2,041,562
Net Realized Gain (Loss)...................................................................     28,978,172       (12,806,187)
Net Unrealized Appreciation (Depreciation).................................................    147,240,109          (616,686)
                                                                                              ------------      ------------
Net Increase (Decrease) in Net Assets Resulting from Operations............................    181,772,953       (11,381,311)
                                                                                              ------------      ------------
Distributions:
Net Investment Income......................................................................     (5,364,889)       (1,791,232)
                                                                                              ------------      ------------
Capital Share Transactions (Note G):
Proceeds from Shares Sold..................................................................     47,567,443        82,959,457
Net Asset Value on Reinvestment of Distributions...........................................      4,940,712         1,647,368
Cost of Shares Redeemed....................................................................     (7,489,769)       (8,637,400)
Transaction Fees...........................................................................         47,465           110,352
                                                                                              ------------      ------------
Increase in Net Assets from Capital Share Transactions.....................................     45,065,851        76,079,777
                                                                                              ------------      ------------
Net Increase in Net Assets.................................................................    221,473,915        62,907,234
Net Assets:
  Beginning of Year........................................................................    313,064,084       250,156,850
                                                                                              ------------      ------------
  End of Year..............................................................................   $534,537,999      $313,064,084
                                                                                              ============      ============
  Undistributed (Overdistributed) Net Investment Income Included in End of Year Net Assets.   $     41,447      $     35,493
                                                                                              ============      ============

The accompanying notes are an integral part of the financial statements.

  Statements of Changes in Net Assets


                                                                                                International
                                                                                                 Growth Fund
                                                                                              -----------------
                                                                                               For the Period
                                                                                              June 23, 2003+ to
                                                                                              December 31, 2003
                                                                                              -----------------
Increase (Decrease) in Net Assets
Operations:
Net Investment Income........................................................................    $    4,087
Net Realized Gain............................................................................        83,020
Net Unrealized Appreciation..................................................................     1,663,535
                                                                                                 ----------
Net Increase in Net Assets Resulting from Operations.........................................     1,750,642
                                                                                                 ----------
Distributions:
Net Investment Income........................................................................       (10,524)
Net Realized Gain............................................................................       (67,298)
                                                                                                 ----------
  Total Distributions........................................................................       (77,822)
                                                                                                 ----------
Capital Share Transactions (Note G):
Proceeds from Shares Sold....................................................................     6,924,701
Net Asset Value on Reinvestment of Distributions.............................................        67,311
                                                                                                 ----------
Increase in Net Assets from Capital Share Transactions.......................................     6,992,012
                                                                                                 ----------
Net Increase in Net Assets...................................................................     8,664,832
Net Assets:
  Beginning of Period........................................................................            --
                                                                                                 ----------
  End of Period..............................................................................    $8,664,832
                                                                                                 ==========
  Undistributed/(Overdistributed) Net Investment Income Included in End of Period Net Assets.    $       --
                                                                                                 ==========

+ Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

  Financial Highlights

  For a Share Outstanding Throughout Each Period


                                                                         International Value Fund
                                                           ---------------------------------------------------
                                                                         Year Ended December 31,
                                                           ---------------------------------------------------
                                                             2003       2002       2001       2000      1999
                                                           --------  --------   --------   --------   --------
Net Asset Value, Beginning of Period...................... $   7.37  $   8.56   $  10.21   $  11.49   $   8.97
                                                           --------  --------   --------   --------   --------
Income from Investment Operations:
Net Investment Income.....................................     0.19      0.10       0.12       0.13       0.13
Net Realized and Unrealized Gain (Loss)*..................     2.90     (1.16)     (1.69)     (1.34)      2.50
                                                           --------  --------   --------   --------   --------
  Total from Investment Operations........................     3.09     (1.06)     (1.57)     (1.21)      2.63
                                                           --------  --------   --------   --------   --------
Less Distributions from:
Net Investment Income.....................................    (0.18)    (0.13)     (0.08)     (0.07)     (0.11)
Capital Gains.............................................       --        --         --         --         --
                                                           --------  --------   --------   --------   --------
  Total Distributions.....................................    (0.18)    (0.13)     (0.08)     (0.07)     (0.11)
                                                           --------  --------   --------   --------   --------
Net Asset Value, End of Year.............................. $  10.28  $   7.37   $   8.56   $  10.21   $  11.49
                                                           ========  ========   ========   ========   ========
Total Return..............................................    42.10%   (12.46)%   (15.41)%   (10.58)%    29.35%
Ratios and Supplemental Data:
Net Assets, End of Period (in Thousands).................. $256,564  $206,697   $217,065   $247,585   $366,515
Ratio of Expenses to Average Net Assets (1)...............     1.00%    1.00 %     1.00 %     1.00 %      1.00%
Ratio of Net Investment Income to Average Net Assets (1)..     1.97%    1.32 %     1.24 %     1.07 %      1.31%
Portfolio Turnover Rate...................................       43%      33 %       49 %       71 %        51%
-----------------------------
(1)Before voluntary expense limitation during the period:
   Ratio of Expenses to Average Net Assets................     1.04%    1.04 %     1.05 %     1.04 %      1.03%
   Ratio of Net Investment Income to Average Net Assets...     1.93%    1.28 %     1.19 %     1.03 %      1.28%

* Includes a 0.50% transaction fee on purchases and redemptions of capital shares. Effective May 3, 2002, the purchase fee has been discontinued.

The accompanying notes are an integral part of the financial statements.

  Financial Highlights

  For a Share Outstanding Throughout Each Period

                                                                          Emerging Markets Fund
                                                           --------------------------------------------------
                                                                         Year Ended December 31,
                                                           --------------------------------------------------
                                                             2003       2002      2001       2000      1999
                                                           --------  --------   --------  --------   --------
Net Asset Value, Beginning of Period...................... $   6.80  $   6.94   $   6.97  $   9.80   $   5.91
                                                           --------  --------   --------  --------   --------
Income from Investment Operations:
Net Investment Income.....................................     0.11      0.04       0.09      0.02       0.03
Net Realized and Unrealized Gain (Loss)*..................     3.60     (0.14)     (0.05)    (2.84)      3.86
                                                           --------  --------   --------  --------   --------
  Total from Investment Operations........................     3.71     (0.10)      0.04     (2.82)      3.89
                                                           --------  --------   --------  --------   --------
Less Distributions from:
Net Investment Income.....................................    (0.11)    (0.04)     (0.07)    (0.01)        --
                                                           --------  --------   --------  --------   --------
Net Asset Value, End of Year.............................. $  10.40  $   6.80   $   6.94  $   6.97   $   9.80
                                                           ========  ========   ========  ========   ========
Total Return..............................................    54.61%    (1.46)%     0.62%   (28.80)%    65.82%
Ratios and Supplemental Data:
Net Assets, End of Period (in Thousands).................. $534,538  $313,064   $250,157  $249,010   $350,206
Ratio of Expenses to Average Net Assets (1)...............     1.25%     1.25%      1.25%     1.25%      1.25%
Ratio of Net Investment Income to Average Net Assets (1)..     1.42%     0.70%      1.27%     0.23%      0.39%
Portfolio Turnover Rate...................................       26%       37%        25%       70%        43%
-----------------------------
(1)Before voluntary expense limitation during the period:
   Ratio of Expenses to Average Net Assets................     1.34%     1.34%      1.36%     1.33%      1.36%
   Ratio of Net Investment Income to Average Net Assets...     1.33%     0.61%      1.16%     0.15%      0.28%

* Includes a 1.00% transaction fee on purchases and redemptions of capital shares. Effective May 3, 2002, the purchase fee has been discontinued.

The accompanying notes are an integral part of the financial statements.

  Financial Highlights

  For a Share Outstanding Throughout the Period

                                                               International Growth Fund
                                                               -------------------------
                                                                    For the Period
                                                                   June 23, 2003+ to
                                                                   December 31, 2003
                                                               -------------------------
Net Asset Value, Beginning of Period..........................          $10.00
                                                                        ------
Income from Investment Operations:
Net Investment Income.........................................            0.01
Net Realized and Unrealized Gain***...........................            2.52
                                                                        ------
 Total from Investment Operations.............................            2.53
                                                                        ------
Less Distributions from:
Net Investment Income.........................................           (0.02)
Capital Gains.................................................           (0.10)
                                                                        ------
 Total Distributions..........................................           (0.12)
                                                                        ------
Net Asset Value, End of Period................................          $12.41
                                                                        ======
Total Return..................................................           25.28 %**
Ratios and Supplemental Data:
Net Assets, End of Period (in Thousands)......................          $8,665
Ratio of Expenses to Average Net Assets (1)...................            1.00 %*
Ratio of Net Investment Income to Average Net Assets (1)......            0.10 %*
Portfolio Turnover Rate.......................................              13 %**
-----------------------------
(1)Before voluntary expense limitation during the period:
   Ratio of Expenses to Average Net Assets....................            2.21 %*
   Ratio of Net Investment Income to Average Net Assets.......           (1.11)%*

* Annualized.
** Not annualized.
*** Includes a 0.50% transaction fee on purchases and redemptions of capital shares, if applicable.
+ Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

  Notes to Financial Statements



Hansberger Institutional Series (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of December 31, 2003, the Trust was comprised of three separate active, diversified portfolios (each individually referred to as a "Fund", collectively as the "Funds"). The International Value Fund and the Emerging Markets Fund, each a Fund of the Trust, commenced operations on December 30, 1996. The International Growth Fund, also a Fund of the Trust, commenced operations on June 23, 2003.

The International Value Fund seeks to achieve long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. The Emerging Markets Fund seeks to achieve long-term capital growth through a policy of investing primarily in publicly traded equity securities of companies located in emerging markets. The International Growth Fund seeks to achieve high long-term total return through a policy of investing primarily in the equity securities of companies organized or located outside of the United States.

The Funds' investments in emerging markets or developing markets may subject the Funds to a greater degree of risk than the Funds' investments in developed markets. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Funds' investments and income generated by these investments, as well as the Funds' ability to repatriate such amounts.

A. Accounting Policies: The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of the Funds' financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results could differ from those estimates.

  1. Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest reported sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Occasionally, certain events affecting the values of securities maintained in the Funds' portfolios might occur between the close of the foreign exchanges on which those securities principally trade and the time at which the daily net asset value for the Funds is determined. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith pursuant to the Trust's fair valuation procedures under the supervision of the Board of Trustees. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at a price within a range not exceeding the current asked price and not less than the current bid price. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued at prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Securities not priced in this manner are valued at the most recently quoted bid price, or, when securities exchange valuations are used, at the latest reported sale price on the day of valuation. If there is no such reported sale, the latest reported bid price will be used. Debt securities purchased with remaining maturities of 60 days or less are generally valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, unlisted foreign securities and those securities for which it is inappropriate to determine the prices in accordance with the above-stated procedures, are valued at fair value as determined in good faith pursuant to the Trust's fair valuation procedures under the supervision of the Board of Trustees, although the actual calculations are done by others.

  2. Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at current applicable foreign currency exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment in securities.

  3. Forward Currency Exchange Contracts: The Funds may enter into forward currency exchange contracts in connection with planned purchases or sales of securities or to hedge the value of some or all of a Fund's portfolio securities. A forward currency contract is an agreement between two parties to purchase and sell currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in currency exchange rates. Forward currency contracts are marked-to-market daily using the forward foreign currency exchange rates applicable on that day or at such other rates as deemed appropriate. The change in value is recorded by the Funds as an unrealized gain or loss. When a forward currency contract is extinguished, either by delivering the currency or by entering into another forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract on the date it is extinguished. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably relative to the U.S. dollar.

  At December 31, 2003, the Funds had no outstanding forward currency exchange contracts.

  4. Federal Income Taxes: It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. A Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation as the income and/or capital gains are earned.

  In determining the daily net asset values, the Funds estimate the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of December 31, 2003, the Emerging Markets Fund had $1,676,451 in reserve for foreign capital gains taxes. As of December 31, 2003, the International Value Fund and International Growth Fund had no reserve related to capital gains. The estimated reserve for repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of December 31, 2003, the Funds had no reserve related to taxes on the repatriation of foreign currencies.

  At December 31, 2003, the International Value Fund had capital loss carryforwards to offset future capital gains of $14,023,924 and $29,658,248 which will expire December 31, 2009 and December 31, 2010, respectively. The Emerging Markets Fund had capital loss carryforwards to off- set future capital gains of $6,287,895 which will expire December 31, 2010.

  Net capital, passive foreign investment company ("PFIC") and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2003, the International Value Fund deferred to January 1, 2004, for U.S. Federal income tax purposes, post-October currency losses of $30,085.

  At December 31, 2003, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Funds were:

                                                                 Net
                                                              Unrealized
                                 Unrealized    Unrealized    Appreciation
     Fund              Cost     Appreciation (Depreciation) (Depreciation)
     ----          ------------ ------------ -------------- --------------
     International
      Value
      Fund........ $210,742,761 $ 50,027,845  $(5,800,664)   $ 44,227,181
     Emerging
      Markets
      Fund........  380,049,226  159,758,662   (4,242,349)    155,516,313
     International
      Growth
      Fund........    7,050,527    1,673,175       (9,702)      1,663,473

  5. Distribution of Income and Gains: Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatment for post-October 31 losses and foreign currency transaction losses which are not recognized for tax purposes until the first day of the following fiscal year. The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes.

  The tax character of distributions paid during 2003 and 2002 was as follows:

                                2003 Distributions 2002 Distributions
                                ------------------ ------------------
                                    Paid From          Paid From
           Fund:                 Ordinary Income    Ordinary Income
           -----                ------------------ ------------------
           International Value
            Fund...............     $3,989,505         $3,461,539
           Emerging Markets
            Fund...............      5,364,889          1,791,232
           International Growth
            Fund...............         77,822                 --

  Distributions in excess of tax basis earnings and profits will be reported in the Funds' financial statements as a return of capital. Permanent book and tax basis differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

  Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to paid-in capital, undistributed net investment income (loss) and accumulated net realized gain
  (loss) on investments and foreign currency transactions. Undistributed net investment income (loss) and accumulated net realized gain (loss) may include temporary book and tax differences which should reverse in a subsequent period. At December 31, 2003, the International Value Fund reclassified $204,938 and $20,322 from undistributed net investment income (loss) and paid in capital, respectively, to accumulated net realized loss. The Emerging Markets Fund reclassified $183,827 and $2 to accumulated net realized loss and paid in capital, respectively, from undistributed net investment income. The International Growth Fund reclassified $6,437 to undistributed net investment income from accumulated net realized gain. These reclassifications have no impact on the Funds' financial statements and are designed to present each Fund's capital accounts on a tax basis.

  As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                              Undistributed
                   Fund:                     Ordinary Income
                   -----                     ---------------
                   International Value Fund.     $    --
                   Emerging Markets Fund....      41,447
                   International Growth Fund       9,285

  6. Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-date (except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend date in the exercise of reasonable diligence) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets. Distributions for the Funds are recorded on the ex-date.

B. Adviser: Hansberger Global Investors, Inc. (the "Adviser"), a wholly-owned subsidiary of Hansberger Group, Inc., provides each Fund with investment advisory services pursuant to an investment advisory agreement at a monthly fee calculated at the annual rate of 0.75%, 1.00% and 0.75% of average daily net assets of the International Value Fund, the Emerging Markets Fund and the International Growth Fund, respectively. The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Funds, if necessary, if the annual operating expenses as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios of 1.00% for the International Value Fund and the International Growth Fund and 1.25% for the Emerging Markets Fund. The Adviser, at its discretion, may revise or discontinue the voluntary fee waivers and reimbursements at any time.

C. Administrator: J.P. Morgan Investor Services Co. (the "Administrator"), a subsidiary of J.P. Morgan Chase & Co., provides the Trust with administrative, dividend disbursing and transfer agent services pursuant to an Administrative Agreement (the "Agreement"). Under the Agreement the Trust pays the Administrator a monthly fee in proportion to the Funds' combined average daily net assets at the following annual rate: 0.12% of the first $500 million of average daily net assets, 0.08% for the next $500 million of average daily net assets, and 0.06% for average daily net assets over $1 billion. Certain employees of J.P. Morgan Investor Services Co. are officers of the Trust.

D. Custodian: J.P. Morgan Chase Bank serves as the Trust's custodian in accordance with a custodian agreement. Custodian fees are computed and payable monthly based on assets held, investment purchases and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses.

E. Trustee Fees: The Trust pays each Trustee, who is not also an officer or interested person, an annual fee plus travel and other expenses incurred in attending Board meetings. Trustees who are also officers or interested persons receive no remuneration for their service as Trustees.

Expenses for the period ended December 31, 2003, include legal fees paid to Morgan, Lewis & Bockius LLP. A former partner of that firm until January 2002, continues to be a Trustee to the Trust.

F. Purchases and Sales: For the period ended December 31, 2003, purchases and sales of investment securities other than long-term U.S. Government securities and short-term investments were:

               Fund                      Purchases      Sales
               ----                     ------------ ------------
               International Value Fund $ 90,081,651 $109,155,285
               Emerging Markets Fund...  150,124,099   99,035,636
               International Growth
                Fund...................    7,673,132      853,278

There were no purchases or sales of long-term U.S. Government securities during the period ended December 31, 2003.

G. Capital Share Transactions: Transactions in fund shares for the periods indicated below:

                                             International Value Fund
                                             ----------------------
                                             Year Ended   Year Ended
                                              12/31/03     12/31/02
                                             ----------   ----------
            Shares sold.....................  4,203,177    3,440,831
            Shares issued on Reinvestment of
             Distributions..................    380,790      392,371
            Shares repurchased.............. (7,664,242)  (1,133,400)
                                             ----------   ----------
            Increase (Decrease)............. (3,080,275)   2,699,802
            Fund shares:
            Beginning of the Period......... 28,046,923   25,347,121
                                             ----------   ----------
            End of the Period............... 24,966,648   28,046,923
                                             ==========   ==========

                                              Emerging Markets Fund
                                             ----------------------
                                             Year Ended  Year Ended
                                              12/31/03    12/31/02
                                             ----------  ----------
            Shares sold.....................  5,798,437  10,960,310
            Shares issued on Reinvestment of
             Distributions..................    491,625     238,260
            Shares repurchased..............   (883,889) (1,236,624)
                                             ----------  ----------
            Increase........................  5,406,173   9,961,946
            Fund shares:
            Beginning of the Period......... 46,014,758  36,052,812
                                             ----------  ----------
            End of the Period............... 51,420,931  46,014,758
                                             ==========  ==========

                                           International Growth Fund*
                                           --------------------------
                                                  Period Ended
                                                    12/31/03
                                                    --------
          Shares sold.....................          692,365
          Shares issued on Reinvestment of
           Distributions..................            5,680
                                                    -------
          Increase........................          698,045
          Fund shares:
          Beginning of the Period.........               --
                                                    -------
          End of the Period...............          698,045
                                                    =======

*  The Fund commenced operations on June 23, 2003.

Shareholders entering after April 1, 1997, were charged a transaction fee in connection with each purchase and redemption of shares of each Fund. The transaction fee is 0.50% for the International Value Fund and the International Growth Fund, and 1.00% for the Emerging Markets Fund. The transaction fee is not a sales charge and is retained by the Funds. The fee does not apply to and is not charged in connection with exchanges from one Fund to another, certain other transactions, including the reinvestment of dividends or capital gain distributions, or transactions involving shareholders who previously purchased shares that were not subject to the transaction fee.

Effective May 3, 2002, the purchase fee in connection with the International Value Fund and the Emerging

Markets Fund has been discontinued. The redemption fee for the International Value Fund and the Emerging Markets Fund remains in place. The purchase fee and redemption fee for the International Growth Fund remains in place.

Other: As of December 31, 2003, the Funds had shareholders that held greater than 10% of outstanding shares. Investment activities of these shareholders could have a material impact on those Funds. The number of greater than 10% shareholders and aggregate percentage of shares held by such owners was as follows:

                                          Number of
                                         greater than Percentage
                                             10%          of
               Fund                      Shareholders Ownership
               ----                      ------------ ----------
               International Value Fund.      3          54.9%
               Emerging Markets Fund....      3          58.9
               International Growth Fund      1          99.9

                        Report of Independent Auditors

To the Trustees and Shareholders of Hansberger Institutional Series:

   In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Value Fund, Emerging Markets Fund, and International Growth Fund (each a series of Hansberger Institutional Series) (the "Funds") at December 31, 2003, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial statements and financial highlights of International Value Fund and Emerging Markets Fund as of December 31, 2001 and for the periods then ended and prior were audited by other independent accountants whose report dated February 1, 2002 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 2004

Federal Tax Information (Unaudited)

   For the year ended December 31, 2003, the Funds had no dividends paid that qualified for the 70% dividend received deduction for corporate shareholders.

   For the year ended December 31, 2003, the Funds intended to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund                      Foreign Tax Credit Pass-Through Foreign Source Income:
----                      ------------------------------- ----------------------
International Value Fund.           $  635,346                 $ 6,896,490
Emerging Markets Fund....            1,025,663                  11,139,548
International Growth Fund                3,238                      45,304

   For the year ended December 31, 2003, qualified dividend income for each Fund amounted to:

              Fund                      Qualifying Dividend Income
              ----                      --------------------------
              International Value Fund.         $5,931,812
              Emerging Markets Fund....          7,752,257
              International Growth Fund             35,781

  Trustees and Officers of the Trust

                                                                            Principal Occupation
Name and Address                         Offices with the Trust          during the Past Five Years
----------------                         ---------------------- --------------------------------------------

THOMAS L. HANSBERGER* (70).............. President and Trustee  Director, Chief Executive Officer,
515 East Las Olas Blvd.                                         President, Chief Investment Officer and
Fort Lauderdale, FL                                             Treasurer, Hansberger Global Investors,
                                                                Inc., 1994 to present; Director, Chief
                                                                Executive Officer, President and
                                                                Treasurer, Hansberger Group, Inc., 1999
                                                                to present; President and Chief Executive
                                                                Officer, Templeton Worldwide, 1992 to
                                                                1993; President, Director and Chief
                                                                Executive Officer, Templeton, Galbraith &
                                                                Hansberger Ltd., 1985 to 1992.

KATHRYN B. MCGRATH, ESQ.* (59).......... Trustee                Partner, Crowell & Moring LLP, 2002 to
1001 Pennsylvania Ave., N.W.                                    present, Morgan, Lewis & Bockius LLP,
Washington, DC                                                  1990 to 2002.

STUART B. ROSS (66)..................... Trustee                Retired; Executive Vice President, Xerox
100 First Stamford Place                                        Corporation, 1990 to 1999; Chief
Stamford, CT                                                    Executive Officer, Xerox Financial
                                                                Services, Inc., 1990 to 1999.

WILLIAM F. WATERS, ESQ. (71)............ Trustee                Retired; former Senior Vice President,
640 Hollow Tree Ridge Road                                      Merrill Lynch, & Co., Inc. 1957 to 1996.
Darien, CT                                                      CEO of Merrill Lynch's International Private
                                                                Banking Group 1984 to 1996.

EDWARD M. TIGHE (61).................... Trustee                Retired; Chief Executive Officer, Asgard
608 NE 13th Ave.                                                Group, 2002 to 2004; CEO, JBE
Ft. Lauderdale, FL                                              Technology Group, 2001 to 2003; Global
                                                                Fund Services, 1993 to 2000; Chief
                                                                Executive Officer, President, Citco
                                                                Technology Management, 1992 to 2000.

J. CHRISTOPHER JACKSON, ESQ. (52)....... Vice President         Director, Hansberger Global Investors,
515 East Las Olas Blvd.                                         Inc., 1999 to present; Senior Vice
Fort Lauderdale, FL                                             President, General Counsel and Assistant
                                                                Secretary Hansberger Global Investors, Inc.
                                                                1996 to present; Senior Vice President,
                                                                General Counsel and Assistant Secretary of
                                                                Hansberger Group, Inc., 1999 to present;
                                                                Vice President, Global Decisions Group,
                                                                LLC, 1998 to 2001; General Counsel and
                                                                Secretary MCM Group, Inc. and McCarthy,
                                                                Crisanti & Maffei, Inc., 1996 to 2001;
                                                                Trustee, Hansberger Institutional Series,
                                                                1996 to 2001; Vice President, Associate
                                                                General Counsel and Assistant Secretary,
                                                                Van Kampen American Capital, Inc. 1986
                                                                to 1996.

                                                                           Principal Occupation
Name and Address                         Offices with the Trust         during the Past Five Years
----------------                         ---------------------- -------------------------------------------

WESLEY E. FREEMAN (53)..................  Vice President        Director, Hansberger Global Investors,
515 East Las Olas Blvd.                                         Inc., 2000 to present; Managing Director of
Fort Lauderdale, FL                                             Institutional Marketing, Hansberger Global
                                                                Investors, Inc. 1996 to present; Executive
                                                                Vice President for Institutional Business
                                                                Development, Templeton Worldwide,
                                                                1989 to 1996.

PETER BRAUN (62)........................  Vice President        Senior Vice President--Institutional
515 East Las Olas Blvd.                                         Marketing, Hansberger Global Investors,
Fort Lauderdale, FL                                             Inc., 2000 to present; Director of
                                                                Institutional Sales and Marketing,
                                                                Santander Global Advisers, 1998 to 2000;
                                                                Principal, State Street Global Advisors,
                                                                1985 to 1998.

THOMAS A. CHRISTENSEN, Jr. (33).........  Treasurer             CFO, 1998 to present; Vice President and
515 East Las Olas Blvd.                                         Controller, Hansberger Global Investors,
Fort Lauderdale, FL                                             Inc. 1996 to 1998; CFO of Hansberger
                                                                Group, Inc. from 1999 to present.
                                                                Accountant, Arthur Andersen LLP, 1993 to
                                                                1996.

KIMBERLEY SCOTT (41)....................  Secretary             Director, Hansberger Global Investors,
515 East Las Olas Blvd.                                         Inc. 1999 to present; Senior Vice
Fort Lauderdale, FL                                             President, Chief Administrative Officer,
                                                                Chief Compliance Officer and Assistant
                                                                Treasurer, Hansberger Global Investors,
                                                                Inc. 1994 to present; Senior Vice
                                                                President, Chief Administrative Officer,
                                                                Chief Compliance Officer and Assistant
                                                                Treasurer, Hansberger Group, Inc., 1999
                                                                to present; Senior Vice President,
                                                                Executive Assistant and Portfolio
                                                                Supervisor, Templeton Worldwide, 1992
                                                                to 1994.

HELEN A. ROBICHAUD, ESQ. (51)...........  Assistant Secretary   Vice President and Associate General
73 Tremont Street                                               Counsel, J.P. Morgan Investor Services
Boston, MA                                                      Co., 1994 to present.

ELLEN O'BRIEN (45)......................  Assistant Secretary   Assistant Treasurer, State Regulation of
73 Tremont Street                                               J.P. Morgan Investor Services Co., 1991 to
Boston, MA                                                      present.

ROBERT G. KUBILIS (30)..................  Assistant Treasurer   Vice President, J.P. Morgan Investor
73 Tremont Street                                               Services Co., 2002 to present.
Boston, MA                                                      Assistant Vice President, J.P. Morgan
                                                                Investor Services Co., 1998 to 2002.

* Interested trustee.

ITEM 2. CODE OF ETHICS.

As of the end of the period, December 31, 2003, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officers, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Stuart B. Ross is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Ross is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Aggregate fees for professional services rendered for Hansberger Institutional Series International Value Fund, Emerging Markets Fund, and International Growth Fund (the "Funds") by PricewaterhouseCoopers LLP ("PwC") as of and for the years ended December 31, 2003 and 2002 were:

                                                2003           2002*
                                          ----------------------------

             Audit Fees (a)                   $109,075         $84,700

             Audit Related Fees (b)             10,000               -

             Tax Fees (c)                       13,450           9,000

             All Other Fees (d)                      -               -
                                          ----------------------------
                                              $132,525         $93,700
                                          ============================

       * The International Growth Fund had not commenced operations in 2002 and therefore had no fees for year ended December 31, 2002.

(a)   Audit Fees
These fees relate to professional services rendered by PwC for the audits of the Funds' annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Funds, issuance of consents, income tax provision procedures and assistance with review of documents filed with the Securities and Exchange Commission.

(b)   Audit-Related Fees
These fees relate to assurance and related services by PwC in connection with June 30, 2003 semi-annual financial statements.

(c)   Tax Fees
These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the preparation of the Funds' federal and state income tax returns, excise tax calculations and returns, and a review of the Funds' calculations of capital gains and income distributions.

(d)   All Other Fees
These fees relate to products and services provided by PwC other than those reported above under "Audit Fees," "Audit-Related Fees," and "Tax Fees" above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2003 and 2002.

(e) The Funds' Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

      i)   Directly relate to the Funds' operations and financial reporting; and

       ii) Rendered by PwC to the Funds' adviser, Hansberger Global Investors, Inc., and entities in a control relationship with the advisor ("service affiliate") that provide ongoing services to the Funds.

                                            2003           2002
                                        --------------------------

             Audit Related Fees                   -             -

             Tax Fees                             -             -

             All Other Fees                       -             -
                                        --------------------------

                                                  -             -
                                        ==========================

There were also no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2003 and 2002.

(f)    Not Applicable

(g)    Aggregate Fees

Aggregate fees billed to the Funds for non-audit services for 2003 and 2002 were $23,450 and $9,000 respectively. Aggregate fees billed to the Funds' adviser and service affiliates for non-audit services were $43,922 and $30,527 respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Funds' operations and financial reporting.

(h) The Funds' Audit Committee has considered whether the provisions for non-audit services to the Funds' adviser and service affiliates, that did not require pre-approval, is compatible with maintaining PwC's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the "Exchange Act") (15 U.S.C. 78c(a)(58)(A)). The members of this Audit Committee are: Stuart B. Ross (Chairman), Edward M. Tighe and William F. Waters.

ITEM 6. [RESERVED].

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. [RESERVED].

ITEM 9. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the

          Investment Company Act of 1940, as amended (the "1940 Act")) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

      (b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

      (a) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto.

      (b) (1) Certifications  pursuant to Rule 30a-2 under the 1940 Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 to be filed with the Form N-CSR are attached hereto.

          (2) Certifications required by Rule 30a-2 under the 1940 Act and
          Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the Form N-CSR is attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Exchange Act and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Hansberger Institutional Series

By:   /s/ J. Christopher Jackson
      ------------------------------
      J. Christopher Jackson
      Principal Executive Officer

Date: March 10, 2004

Pursuant to the requirements of the Exchange Act and 1940 Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ J. Christoper Jackson
      ------------------------------
      J. Christopher Jackson
      Principal Executive Officer

Date: March 10, 2004

By:   /s/ Thomas A. Christensen, Jr.
      ------------------------------
      Thomas A. Christensen, Jr.
      Chief Financial Officer

Date: March 10, 2004